Exhibit 99.1
PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
PPL ENERGY SUPPLY, LLC AND SUBSIDIARIES
(UNAUDITED)

On January 31, 2011, PPL Energy Supply, LLC (“PPL Energy Supply”) distributed (the “Distribution”) its membership interest in PPL Global, LLC (“PPL Global”), representing one hundred percent of the outstanding membership interests of PPL Global, to PPL Energy Supply’s parent, PPL Energy Funding Corporation. The Distribution was made based on the book value of the assets and liabilities of PPL Global with financial effect as of January 1, 2011.  The purpose of the Distribution is to better align PPL Corporation’s organizational structure with the manner in which it manages these businesses and reports segment information in its consolidated financial statements.  The main business of PPL Global is the delivery of electricity in southwest England and south Wales.

The Distribution will be reflected in the Form 10-Q of PPL Energy Supply for the quarter ended March 31, 2011.  Following the Distribution, PPL Energy Supply will retain its core business, the generation and marketing of power, primarily in the northeastern and western power markets of the U.S.

The Unaudited Pro Forma Consolidated Financial Statements have been derived from the historical consolidated financial statements of PPL Energy Supply and PPL Global.  The unaudited Pro Forma Consolidated Statements of Operations (“pro forma statements of operations”) for the nine months ended September 30, 2010 and for the year ended December 31, 2009 give effect to the Distribution by PPL Energy Supply as if it was completed on January 1, 2009.  The unaudited Pro Forma Consolidated Balance Sheet (“pro forma balance sheet”) as of September 30, 2010 gives effect to the Distribution as if it was completed on September 30, 2010.

Assumptions and estimates underlying the pro forma adjustments are described in the accompanying Notes to Pro Forma Consolidated Financial Statements, which should be read in conjunction with the pro forma consolidated financial statements.  The pro forma consolidated financial statements should also be read in conjunction with the consolidated financial statements of PPL Energy Supply as of and for the periods ended September 30, 2010 and December 31, 2009 which were previously filed with the Securities and Exchange Commission.

PPL ENERGY SUPPLY, LLC AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
(Unaudited)
(Millions of dollars)

	AS REPORTED	Adjustments	Note Ref	AS ADJUSTED
Operating Revenues
Wholesale energy marketing
Realized	$3,782			$3,782
Unrealized economic activity	(190)			(190)
Wholesale energy marketing to affiliate	250			250
Utility	538	$537	2(a)	1
Unregulated retail electric and gas	321			321
Net energy trading margins	(4)			(4)
Energy-related businesses	303	25	2(a)	278
Total Operating Revenues	5,000	562		4,438

Operating Expenses
Operation
Fuel	810			810
Energy purchases
Realized	1,289			1,289
Unrealized economic activity	418			418
Energy purchases from affiliate	2			2
Other operation and maintenance	887	122	2(a)	765
Depreciation	263	86	2(a)	177
Taxes, other than income	73	39	2(a)	34
Energy-related businesses	281	12	2(a)	269
Total Operating Expenses	4,023	259		3,764

Operating Income	977	303		674

Other (Expense) Income - net	18	2	2(a)	16

Other-Than-Temporary Impairments	3			3

Interest Income from Affiliates	3			3

Interest Expense	250	101	2(a)	149

Income from Continuing Operations Before Income Taxes	745	204		541

Income Taxes	155	(23)	2(a)	178

Income from Continuing Operations After Income Taxes	590	227		363

Net Income Attributable to Noncontrolling Interests	1			1

Income from Continuing Operations Attributable to PPL Energy Supply	$589	$227		$362

The accompanying Notes to Pro Forma Consolidated Financial Statements are an integral part of these pro forma financial statements.

PPL ENERGY SUPPLY, LLC AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
(Unaudited)
(Millions of dollars)

	AS REPORTED	Adjustments	Note Ref	AS ADJUSTED
Operating Revenues
Wholesale energy marketing
Realized	$3,291			$3,291
Unrealized economic activity	(229)			(229)
Wholesale energy marketing to affiliate	1,806			1,806
Utility	684	$684	2(a)
Unregulated retail electric and gas	152			152
Net energy trading margins	17			17
Energy-related businesses	411	32	2(a)	379
Total Operating Revenues	6,132	716		5,416

Operating Expenses
Operation
Fuel	931			931
Energy purchases
Realized	2,523			2,523
Unrealized economic activity	155			155
Energy purchases from affiliate	70			70
Other operation and maintenance	1,067	140	2(a)	927
Depreciation	325	115	2(a)	210
Taxes, other than income	86	57	2(a)	29
Energy-related businesses	388	16	2(a)	372
Total Operating Expenses	5,545	328		5,217

Operating Income	587	388		199

Other (Expense) Income - net	35	(11)	2(a)	46

Other-Than-Temporary Impairments	18			18

Interest Income from Affiliates	2			2

Interest Expense	272	87	2(a)	185

Income from Continuing Operations Before Income Taxes	334	290		44

Income Taxes	47	20	2(a)	27

Income from Continuing Operations After Income Taxes	287	270		17

Net Income Attributable to Noncontrolling Interests	1			1

Income from Continuing Operations Attributable to PPL Energy Supply	$286	$270		$16

The accompanying Notes to Pro Forma Consolidated Financial Statements are an integral part of these pro forma financial statements.

PPL ENERGY SUPPLY, LLC AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2010
(Unaudited)
(Millions of dollars)

	AS REPORTED	Adjustments	Note Ref	AS ADJUSTED

Current Assets
Cash and cash equivalents	$4,442	$310	2(a)	$4,132
Restricted cash and cash equivalents	27	2	2(a)	25
Accounts receivable
Customer	222	52	2(a)	170
Other	21	3	2(a)	18
Unbilled revenues	442	55	2(a)	387
Accounts receivable from affiliates	68	15	2(a)	53
Fuel, materials and supplies	304	8	2(a)	296
Prepayments	42	18	2(a)	24
Price risk management assets	2,241	10	2(a)	2,231
Other intangibles	17			17
Assets held for sale	387			387
Other current assets	4			4
Total Current Assets	8,217	473		7,744

Investments
Nuclear plant decommissioning trust funds	579			579
Other investments	38			38
Total Investments	617			617

Property, Plant and Equipment, net
Electric plant
Transmission and distribution	3,942	3,942	2(a)
Generation	10,116	1	2(a)	10,115
General	268	160	2(a)	108
Electric plant in service	14,326	4,103		10,223
Construction work in progress	475	39	2(a)	436
Nuclear Fuel	531			531
Electric plant	15,332	4,142		11,190
Gas and oil plant	68			68
Other property	160	108	2(a)	52
Property, plant and equipment, gross	15,560	4,250		11,310
Less: accumulated depreciation	6,187	852	2(a)	5,335
Property, Plant and Equipment, net	9,373	3,398		5,975

Other Noncurrent Assets
Goodwill	756	670	2(a)	86
Other intangibles	459	77	2(a)	382
Price risk management assets	1,584	56	2(a)	1,528
Other noncurrent assets	421	33	2(a)	388
Total Other Noncurrent Assets	3,220	836		2,384
Total Assets	$21,427	$4,707		$16,720

The accompanying Notes to Pro Forma Consolidated Financial Statements are an integral part of these pro forma financial statements.

PPL ENERGY SUPPLY, LLC AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2010
(Unaudited)
(Millions of dollars)

	AS REPORTED	Adjustments	Note Ref	AS ADJUSTED
Liabilities and Equity

Current Liabilities
Short-term debt	$181	$181	2(a)
Accounts payable	521	61	2(a)	$460
Accounts payable to affiliates	71	52		19
Taxes	144	15	2(a)	129
Interest	125	61	2(a)	64
Price risk management liabilities	1,603	13	2(a)	1,590
Counterparty collateral	525			525
Other current liabilities	482	67	2(a)	415
Total Current Liabilities	3,652	450		3,202

Long-term Debt	5,562	2,286		3,276

Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes and investment tax credits	1,791	459	2(a)	1,332
Price risk management liabilities	812			812
Accrued pension obligations	435	204	2(a)	231
Asset retirement obligations	326	4	2(a)	322
Other deferred credits and noncurrent liabilities	214	15	2(a)	199
Total Deferred Credits and Other Noncurrent Liabilities	3,578	682		2,896

Commitments and Contingent Liabilities

Equity
Member’s equity	8,617	1,289	2(b)	7,328
Noncontrolling interest	18			18
Total Equity	8,635	1,289		7,346
Total Liabilities and Equity	$21,427	$4,707		$16,720

The accompanying Notes to Pro Forma Consolidated Financial Statements are an integral part of these pro forma financial statements.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 1.	Basis of Pro Forma Presentation

The pro forma statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009 give effect to the Distribution as if it was completed on January 1, 2009.  The pro forma balance sheet as of September 30, 2010 gives effect to the Distribution as if it was completed on September 30, 2010.

The pro forma financial statements have been derived from the historical consolidated financial statements of PPL Energy Supply and PPL Global.  The amounts utilized in determining the pro forma adjustments presented on the Pro Forma Consolidated Financial Statements are described in Note 2.

Certain non-recurring items normally included in the statements of operations have been excluded from the pro forma statements of operations, including discontinued operations of PPL Energy Supply.

Note 2.	Pro Forma Adjustments

The adjustments included in the pro forma financial statements are as follows:

 (a) Deconsolidation – Adjustments reflect the removal of the assets and liabilities of PPL Global from the consolidated balance sheet of PPL Energy Supply as of September 30, 2010, and the removal of the revenues and expenses of PPL Global from PPL Energy Supply’s consolidated statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009.  Cash reflects the settlement of an $18 million intercompany note owed to PPL Global from PPL Energy Supply that eliminated in consolidation.

(b) Distribution of membership interest – Adjustment reflects the Distribution of membership interest in PPL Global to PPL Energy Funding Corporation, the parent company of PPL Energy Supply.